TREND-LINES, INC.,
                              EMPLOYMENT AGREEMENT

     This Agreement is entered into on December 13, 1996, by and between Trend-Lines, Inc., a Massahusetts corporation (the "Company"), and Richard H. Griner (the "Employee").

                              W I T N E S S E T H:

     WHEREAS, the Company is desirous of assuring to itself for the term set forth herein the benefits to be obtained from the special abilities and talents of Employee relative to the operation of Company's business and the Employee is desirous of working for the Company upon the terms and conditions provided for in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto, it is hereby agreed by and between the Company and the Employee as follows:

     1. Employment and Duties. The Company shall employ the Employee, and the Employee shall be employed by the Company, in the Position identified on Exhibit A attached to this Agreement (which Exhibit is hereby incorporated herein) and upon the terms and conditions stated in this Agreement until this Agreeiment is terminated. In such position, Employee shall discharge such services as are generally associated with such position, including, without limitation, the Duties listed on Exhibit A, and such other services and duties as the Company shall from time to time assign to Employee. Employee shall devote his or her full time and best efforts to the performance of his or her duties on behalf of the Company to the exclusion of all other business activities during ordinary working hours. The Employee shall at all times be subject to the supervision of the Chairman and Board of Directors of the Company.

     2. Term. This Agreement shall be in effect until terminated by either party in accordance with this Agreement.

     3. Salary. In consideration of the full, prompt and faithful performance of the services to be rendered by Employee under this Agreement, the Company during the term of this Agreement will pay to Employee the Salary identified on Exhibit A, or such greater amount as the Company may authorize from time to time, payable weekly unless otherwise specified on Exhibit A.

     4. Expenses. Subject to the authority of the Board of Directors of the Company to fix and determine policies relating to such matters, the Company agrees to reimburse Employee for all reasonable and necessary expenses incurred by Employee in connection with the business of the Company.

     5. Employee Benefits. In addition to his or her salary, Employee shall receive such additional benefits, if any, by way of insurance, participation in pension, profit sharing or thrift plans, hospitalization and similar employee benefits, as may from time to time be afforded or made available to Employee by the Company, as it may determine in its discretion.

     6. Non-Competition.

     (a) During the term of this Agreement and for a one (1) year period after termination, whether by the Company or the Employee, of the Employee's employment with the Company, the Employee shall not, whether as owner, partner, shareholder, director, consultant, agent, employee, or otherwise, or through any person, directly or indirectly, engage in any employment, consulting or other activity with any business organization whose activities or products are or will be in the woodworking tools and supplies field or are otherwise competitive with the activities or products then existing or under development of the Company or any "Affiliate" (which shall mean any business that is controlled by the Company, has substantially the same ownership as or is in common control with the Company, or operates out of some or all of the same facilities as the Company, and shall include, without limitation, Coburn Investments, Inc. d/b/a Golf Day); provided, however, that the foregoing shall not apply to any Affiliate with which the Employee has had no contact or exposure or only minimal contact or exposure during the term of his or her employment. Employee acknowledges that participation in the conduct of said business alone or with any person other than the Company will materially impair the business and prospects of the Company or an Affiliate. Without limiting the foregoing, during the period defined above, Employee will not (i) attempt to hire any director, officer, employee or agent of the company or an Affiliate, (ii) assist in such hiring by any other person, (iii) encourage any person to terminate his or her employment or business relationship with the Company.or an Affiliate, (iv) encourage any customer or supplier of the Company or an Affiliate to terminate its relationship with the Company or an Affiliate, or (v) obtain or assist in obtaining for Employee's own benefit (other than indirectly as an employee of the Company) any customer of the Company or an Affiliate.

     (b) Nothing in subparagraph (a) hereof shall preclude Employee from making passive investments of not more than 2% of a class of securities of any business enterprise registered under the Securities Exchange Act of 1934.

     7. Nondisclosure of Confidential Information.

     (a) Acknowledgement of Relationship of Trust. Employee acknowledges that his or her employment creates a relationship of confidence and trust with the Company with respect to information of a confidential or proprietary nature with regard to the Company or an Affiliate which is made known to or learned by the Employee during the period of his or her employment, hereinafter called "Confidential Information". Employee understands that the competitive position of the Company and its Affiliates to depends on the ability of the Company and its Affiliates to develop, utilize and keep control over such Confidential
Information, and Employee agrees to develop and protect such Confidential Information as provided below or as otherwise reasonably requested by the Company in writing.

     (b) Confidential Information. Employee acknowledges that such Confidential Information includes, but is not limited to, trade secrets, customer lists, methods of doing business, business plans and operations, sales and marketing strategies and techniques, product costs and suppliers, formulas, engineering and manufacturing data, plans, designs, specifications and drawings, know-how, techniques, research developments, improvements, and inventions, whether the foregoing relate to the business of the Company, an Affiliate, or of any of its or their clients, customers, consultants, or collaborators. As used in this Agreement, the term "Confidential Information Material" means all physical embodiments containing or pertaining to Confidential Information, including but not limited to drawings, specification sheets, recording media for machine information processing systems, documentation of all types, contracts, reports, limits of actual or prospective clients or customers, manuals, quotations, proposals, correspondence and samples.

     (c) Nondisclosure of Confidential Information. At all times, both during Employee's employment and after its termination, whether by the Company or the Employee, Employee shallow keep in confidence and trust all such Confidential Information and will not disclose, communicate or use any of such Confidential Information, or anything relating to it, to or for the benefit of Employee or any other person, firm or corporation without the prior express written consent of the the Company, except to such extent as may be necessary in the ordinary course of performing Employee's assigned duties as an employee of the Company. Employee shall use such Confidential Information only in the course of his or her work for the Company and for its benefit in connection with his or her employment and will not appropriate it for the benefit of Employee or any other person or entity.

     (d) Return of Material Containing Confidential Information. In the event of the termination of Employee's employment for any reason, Employee shall deliver to the Company all Confidential Information Material, including all copies of it, in Employee's possession or under his or her control, and upon the Company's request, shall furnish a written statement certifying that all such Confidential Information Material has been returned.

     8. Disclosure and Assignment of Inventions.

     (a) Disclosure of Inventions. Employee shall promptly disclose to the Company, or to any person designated by it, all discoveries, inventions, improvements, processes, formulas, data, know-how, and techniques, whether or not patentable, made or conceived, first reduced to practice or learned by Employee, either alone or jointly with others, during the period of einployment which relate to or are useful in the business of the Company or an Affiliate, as now existing or as it shall then be constituted, or which are made and worked out on the time and expense of the Company or which result from tasks assigned to the Employee by the Company.

     (b) Assignment of Inventions. All said discoveries, inventions, improvements, processes, formulas, data, know-how and techniques (hereinafter collectively called "Inventions") shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents and other rights in connection therewith. Employee further agrees as to all such Inventions to assist the Company in every proper way, at the Company's expense, to obtain and from time to time enforce patents on said Inventions in any and all countries. To that end Employee shall execute any and all documents which the Company may desire for use in applying for the obtaining of such patents thereon, renewing or maintaining such patents, and enforcing same, including but not limited to, application papers for letters patent, assignments, affidavits and oaths of fact within Employee's knowledge, together with such assignments of Employee's right, title and interest in, to and under such patents and Inventions to the Company, or persons designated by it, as the Company may request; and Employee shall do such other acts as may in the opinion of the Company be desirable or necessary more effectively to convey or invest in the Company the rights, titles, benefits and privileges intended hereby to be conveyed. Employee's obligation to assist the Company in obtaining and enforcing patents for such Intentions in any and all countries shall continue beyond the termination of his or her employment, but the Company shall compensate Employee at a reasonable rate after such termination for time actually spent by Employee at the Company's request on such assistance.

     (c) Prior Inventions. As a matter of record, Employee has attached hereto as Exhibit B a list of all inventions or improvements which have been made or conceived or first reduced to practice by Employee alone or jointly with others prior to his or her employment, which Employee desires to remove from the operation of this Agreement; and Employee covenants that such list is complete. If no such list is attached to this Agreement, Employee represents that he or she has no such inventions and improvements at the time of signing this Agreement.

     (d) Patent Applications After Termination. If any application for any United States or foreign patent related to or useful in the business of the Company, any Affiliate, or any client of the Company shall be filed by or for Employee during the period of one (1) year after the termination of employment, the subject matter covered thereby shall be presumed to have been conceived during Employee's employment with the Company.

     9. Termination. The Employee's employment hereunder shall terminate under the following circumstances:

     (a) Death. In the event the Employee dies, this Agreement shall terminate effective as of the end of the month during which his or her death occurs.

     (b) Termination by the Company for Cause. This Agreement may be terminated effective immediately by the Board of Directors of the Company at any time for cause by written notice to the Employee which shall set forth the specific nature of the reasons for termination. Only the following acts or omissions by the Employee shall constitute "cause" for such termination: (i) deliberate dishonesty significantly detrimental to the best interest of the Company or any subsidiary thereof; (ii) Conduct by the Employee constituting an act of moral turpitude; (iii) willful disloyalty to the Company or refusal or failure of the Employee to obey the directions of the Chairman or the Board of Directors; (iv) incompetent performance or substantial or continuing inattention to or neglect of duties and responsibilities assigned to the Employee; and (v) material breach by the Employee of any of the covenants of this Agreement.

     (c) Termination by the Company for Other Than Cause. This Agreement may be terminated by the Company at any time for other than "cause" as defined in subparagraph (b) above, provided that the Company shall continue to make salary payments to Employee, at the rate then in effect under this Agreement on the effective termination date, for the Severance Pay Period identified on Exhibit A.

     (d) Termination by the Employee. This Agreement inay be terminated by the Employee at any time by notice of the Employee to the Company, provided that the notice gives the Company advance notice of at least the number of weeks of the Employee Advance Notice Period identified on Exhibit A prior to the effective date of termination.

     10. Remedies. In the event of any breach or threatened breach by the Employee of the provisions of this Agreement, the Company shall be entitled to an injunction restraining such breach. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to the Company for such breach or threatened breach, including the recovery of damages from the Employee. Employee acknowledges that his or her employment by Company imposes on him or her a duty to act solely for the benefit of Company in all matters connected with or related to such employment. Employee agrees that in the event that he or she violates his or her duty of loyalty to Company, in addition to any and all other remedies which the Company may have available to it, Company will be entitled, at its election, to recover from Employee (i) the value of anything belonging to the Company which Employee uses in breach of such duty, and/or (ii) any benefit or the value of such benefit, which Employee receives as a result of violating such duty of loyalty, or its proceeds, and the Company shall also be entitled to recover from Employee the amount of damages thereby caused. In the event of termination of Employee's employment for breach of any of the covenants under this Employment Agreement, Employee agrees that he or she shall thereby forfeit all rights granted to him or her under any stock option, profit participation, bonus or deferred compensation arrangement of the Company then existing in which Employee participates, to the extent permitted by law.

     11. Conflicting Agreements. The Employee represents and warrants that the execution ot this Agreement and the performance of Employee's duties and obligations hereunder does not and will not breach or be in conflict with any other agreement to which Employee is a party or is bound and that he or she is not now subject to any covenants against competition, nondisclosure or confidential information agreements, or similar covenants or agreements which would affect the performance of Employee's duties hereunder.

     12. Severability. If any provision of this Agreement shall be declared to any extent invalid or unenforceable, the remainder of this Agreement or the application of such provision in circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and such provision shall be enforced to the fullest extent permitted by law, and if such provision is determined to be totally invalid, it shall be deemed to have been severed from this Agreement, which shall otherwise remain in full force and effect. Without limiting the generality of the foregoing, if any provision contained in this Agreement shall be held to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

     13. Waivers. No term or condition of this Agreement shall be deemed to have been waived, nor shall there by any estoppel against the enforcement of any provisions of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition for the future or as to any act other than that specifically waived.

     14. Amendment. No term or provision or the duration of this Agreement shall be altered, varied or contradicted except by a writing to that effect executed by an authorized officer of the Company and by the Employee,

     15. Entire Aqreement. This Agreement, including the Exhibits incorporation herein, constitutes the entire understanding of the Employee and the Company with respect to the Employee's employment. As of the commencement of its term this Agreement supersedes any prior negotiations, agreements, or arrangements relative to Employee's employment with the Company. No modifications or waiver of any provisions of this Agreement shall be made unless made in writing and signed by the Employee and such other person as the Board of Directors may designate for such purpose.

     16. Miscellaneous. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. This Agreement shall be binding upon Employee and Employee's heirs, executors, assigns and administrators and shall inure to the benefit of the Company, its successors and assigns.

     17. Headings. The headings of sections or paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto or their duly authorized representatives have signed, sealed and delivered this Agreement effective as of the day and year first above written.

EMPLOYEE:                                   TREND-LINES, INC.


                                            By:
------------------------------------           -------------------------------
Signature


------------------------------------           -------------------------------
Print Name                                     Print Name and Title

                                    EXHIBIT A

EMPLOYMENT, SALARY, STOCK OPTIONS, BONUS

Employment: Begin September 20, 1996.

Salary: $250,000 annually paid bi-weekly.

Stock Options:  100,000  shares.  Vesting 25% each year beginning  September 23,
1998.

Bonus: 30% of salary based on a level of fiscal 1997 (YE 2/28/98) earnings with a formula to be determined.

BENEFITS

Vacation:  3 weeks.

Health & Life Insurance:  Our Executive Plan.

401K:  Our standard plan - we match 3% with a designated maximum.

MOVING EXPENSES PAID BY TREND-LINES

Furniture and Household Goods: 100% of reasonable expense.

Closing Costs on Present Home: 100% of costs excluding brokers fee with a cap to be determined.

Real Estate Fee on Present Home: Actual cost with a cap of $25,000.

Expenses Relating to Purchase of a Home in the Boston Area: 100% of reasonable expenses, excluding closing points and any buyer brokerage fees.

(All of the above will be grossed up for taxes where applicable).

Temparary Living Quarters: We will provide a two bedroom apartment for up to 6 months.

Compensation: 6 months salary if dismissed by company except under conditions as outlined in 9 (E).

Stock Options: After one year and prior to two years, 25% of options will vest if dismissed by Company according to contract terms other than under, conditions outlined in 9(b).

FUTURE EMPLOYMENT

Continued employment, salary and bonus adjustments and future grants of stock options will be dependent on your performance and on our business performance and will be at the discretion of the Company and subject to your acceptance.

                                    EXHIBIT B

List of Prior Invention, or Improvements:

None.